Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENT	SUBSEQUENT EVENTS
On February 23, 2025, the Company announced that it had entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Calibre Mining Corp. (“Calibre”) whereby the Company will acquire 100% of the issued and outstanding common shares of Calibre in an at-market business combination pursuant to a plan of arrangement (the “Transaction”). Under the terms of the Arrangement Agreement, Calibre shareholders will receive 0.31 of an Equinox Gold common share for each Calibre common share held immediately prior to the closing of the Transaction. Upon completion of the Transaction, existing Equinox Gold shareholders and former Calibre shareholders will own approximately 65% and 35% of the outstanding common shares of the combined company, respectively, which will continue under the name “Equinox Gold Corp.”. The principal properties owned by Calibre include the Valentine gold mine development project in Canada, and a portfolio of operational mines and exploration and development properties in Nicaragua. Closing of the Transaction is subject to the receipt of Calibre and Equinox Gold shareholders’ approvals and certain regulatory approvals, and other customary closing conditions. The Transaction is expected to close during the second quarter of 2025. If the Arrangement Agreement is terminated by the Company or Calibre prior to the closing of the Transaction, termination fees in the amount of $145.0 million and $85.0 million are payable by the Company and Calibre, respectively, to the other party.
Concurrent with the Arrangement Agreement, the Company entered into a subscription agreement to participate in Calibre’s private placement convertible note financing. The private placement closed on March 4, 2025 with the Company purchasing a convertible note at par with a principal amount of $40.0 million and a maturity date of March 4, 2030 (the “Calibre Convertible Note”). The Calibre Convertible Note is unsecured, and has an annual interest rate of 5.5%. At any time prior to the maturity date, the Company may convert the Calibre Convertible Note into common shares of Calibre at a price of C$4.25 per Calibre common share. In connection with the private placement, the Company received 8,813,252 common share purchase warrants of Calibre (the “Calibre Warrants”) for no additional consideration. Each Calibre Warrant is exercisable into one common share of Calibre at a price of C$4.50 per Calibre common share until March 4, 2030.
34.    SUBSEQUENT EVENTS (CONTINUED)
Upon the occurrence of a change of control of Calibre, except for a change of control resulting from completion of the Transaction, the Company may require Calibre to, within 30 days following the change of control, repay the Calibre Convertible Note at a redemption amount equal to the lesser of a) 100% of the principal amount outstanding plus all remaining interest payable on the principal amount outstanding from the date of such redemption up to and including the maturity date, and b) 107% of the principal amount outstanding plus all accrued and unpaid interest. Calibre may also, upon such change of control, prepay any portion of the principal amount outstanding under the Calibre Convertible Note using the same redemption formula as described above on the principal amount being prepaid.
If the Arrangement Agreement is terminated prior to the closing of the Transaction, the maturity date of the Calibre Convertible Note will be accelerated to January 31, 2026.